UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 23, 2020

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Special Meeting of Shareholders of EQT Corporation (the “Company”) held on July 23, 2020 (the “Special Meeting”), the Company’s shareholders voted on and approved an amendment to the Company’s Restated Articles of Incorporation (the “Articles”) to increase the authorized number of shares of common stock from 320,000,000 shares to 640,000,000 shares (the “Articles Amendment”). The Articles Amendment became effective upon filing with the Department of State of the Commonwealth of Pennsylvania on July 23, 2020. The complete text of the Articles Amendment, as filed with the Department of State of the Commonwealth of Pennsylvania, is attached hereto as Exhibit 3.1 to this Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the Company’s shareholders voted upon the following proposal, which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 2, 2020, and the final vote results for such proposal were as follows:

Proposal 1: Approval of an amendment to the Articles to increase the authorized number of shares of common stock from 320,000,000 to 640,000,000

The Company’s shareholders approved the proposed amendment to the Company’s Articles to increase the authorized number of shares of common stock from 320,000,000 shares to 640,000,000 shares, with votes as follows:

Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained
224,564,776	95.92%	9,544,086	4.08%	153,216

Proposal 2: Approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to permit solicitation of additional votes if there are not sufficient votes to approve Proposal 1

There being a quorum present and sufficient votes cast in favor of Proposal 1, the Company’s shareholders were not asked to vote with respect to Proposal 2 and Proposal 2 was not voted upon at the Special Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to the Restated Articles of EQT Corporation
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: July 23, 2020	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President and General Counsel